EXHIBIT 10.56
CONFIDENTIAL TREATMENT
Supplemental Agreement No. 23
to
Purchase Agreement No. 2191
between
The Boeing Company
and
COPA Holdings, S.A.
Relating to Boeing Model 737 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 23 (“Supplemental Agreement 23”) is entered into as of October _____, 2010 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998, (as amended and supplemented and together with all exhibits, schedules and letter agreements pertaining thereto, the “Purchase Agreement”) relating to Boeing Model 737-7V3 and 737-8V3 aircraft (collectively, the “Aircraft” and each an “Aircraft”);
[***];
WHEREAS, Customer and Boeing have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:
1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
2. The “Table of Contents” of the Purchase Agreement is revised to reflect the changes made by this Supplemental Agreement 23 and a copy of such revised Table of Contents is attached hereto.
3. [***].
3. Tables 1-10A(2) and 1-10B, “Aircraft Delivery, Description, Price and Advance Payments”, attached hereto, [***].
6. Attachment A of Letter Agreement 6-1162-KSW-6419R1 [***].
The Purchase Agreement will be deemed to be supplemented and revised to the extent herein provided as of the date hereof and as so supplemented and revised will continue in full force and effect.
Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

PA No. 2191	Page 1	SA No. 22 September 2010

CONFIDENTIAL TREATMENT

THE BOEING COMPANY		COPA HOLDINGS, S.A.

By:		By:

	Its: Attorney-In-Fact		Its: Chief Executive Officer

PA No. 2191	Page 2	SA No. 22 September 2010

CONFIDENTIAL TREATMENT
TABLE OF CONTENTS

SA
ARTICLES	NUMBER

1. Quantity, Model and Description	SA 3

2. Delivery Schedule

3. Price

4. Payment	SA 3

5. Miscellaneous

TABLE

1-1 Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2 Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3 Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4 Aircraft Information Table for Model 737-7V3 Aircraft	SA 13
1-5 Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-6 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-7 Aircraft Information Table for Model 737-8V3 Aircraft Option Aircraft	SA 13
1-8 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-9 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10A(1) Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10A(2) Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10B Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-11 Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 22
1-12 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21

1-13 Aircraft Information Table for Model 737-8V3 Aircraft	SA 22

1-14 Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 22

EXHIBIT

A-1 Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2 Aircraft Configuration for Model 737-8V3 Aircraft	SA 3
A-3 Aircraft Configuration for Model 737-8V3 Aircraft	SA 18
A-4 Aircraft Configuration for Model 737-8V3 Aircraft	SA 22
[***]

B. Aircraft Delivery Requirements and Responsibilities	SA 3

PA No. 2191	i	SA No. 22 September 2010

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment Airframe and Optional Features	SA 10

BFE1. BFE Variables	SA 22

CS1. Customer Support Variables	SA 3

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

LETTER AGREEMENTS

2191-01	Demonstration Flight Waiver
2191-02	Escalation Sharing
2191-03	Seller Purchased Equipment
2191-03R1	Seller Purchased Equipment	SA-20

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-01	Performance Guarantees
6-1162-DAN-0124	Special Matters
6-1162-DAN-0155	Airframe Escalation Revision
6-1162-DAN-0156	Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157	Miscellaneous Matters
6-1162-MJB-0017	Special Matters
6-1162-MJB-0030	Special Matters
6-1162-LAJ-874R	Special Matters	SA 5
6-1162-LAJ-874R1	Special Matters	SA 6
6-1162-LAJ-874R2	Special Matters	SA 7
6-1162-LAJ-982	Special Matters	SA 8
6-1162-LAJ-982R3	Special Matters	SA 11
6-1162-RLL-3852	737-800 Performance Guarantees	SA 9
6-1162-LAJ-982R4	Special Matters	SA 13
6-1162-RLL-3958	737-8V3 Option Aircraft	SA 13
6-1162-RLL-3958R1	737-8V3 Option Aircraft	SA 18
6-1162-RLL-3958R2	737-8V3 Option Aircraft	SA 21
6-1162-RLL-3958R3	737-8V3 Option Aircraft	SA 22
6-1162-LAJ-982R5	Special Matters	SA 16
6-1162-LAJ-982R6	Special Matters	SA 17
6-1162-LAJ-982R7	Special Matters	SA 18
6-1162-LAJ-982R8	Special Matters	SA 22
6-1162-RLL-4092	Advance Payment Matters for Aircraft	SA 17
Listed in Table 1-9
6-1162-KSW-6417	[***]	SA 18
6-1162-KSW-6419	[***]	SA 20
6-1162-KSW-6419R1	[***]	SA 22
6-1162-KSW-6471	[***]	SA 22
LA-1000842	Installation of Cabin Systems Equipment	SA 21
LA-10001606	[***]	SA 22

PA No. 2191	ii	SA No. 22 September 2010

CONFIDENTIAL TREATMENT

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 1002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30, 2006
Supplemental Agreement No. 12	February 26, 2007
Supplemental Agreement No. 13	April , 2007
Supplemental Agreement No. 14	August 31, 2007
Supplemental Agreement No. 15	February 21, 2008
Supplemental Agreement No. 16	June 30, 2008
Supplemental Agreement No. 17	December 15, 2008
Supplemental Agreement No. 18	July 15, 2009
Supplemental Agreement No. 19	August 31, 2009
Supplemental Agreement No. 20	November 19, 2009
Supplemental Agreement No. 21	May 28, 2010

PA No. 2191	iii	SA No. 22 September 2010

CONFIDENTIAL TREATMENT
Table 1-10A(2)
Aircraft Delivery, Description, Price and Advance Payments (BSI/Winglets)

Airframe Model/MTOW: 737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust: CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:		[***]		[***]
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:		[***]		[***]
Optional Features:	[***]

Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$0	Base Year Index (ECI):			[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):			[***]

Buyer Furnished Equipment (BFE) Estimate:	$0
Seller Purchased Equipment (SPE) Estimate:	[***]

Refundable Deposit/Aircraft at Proposal Accept:	[***]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Fixed	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Number	Escalation	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	10

[***]
[***]
[***]

COP-54019-1F.TXT		Oct. 2010
PA No. 2191 SA-23	Boeing Proprietary	Page 1

CONFIDENTIAL TREATMENT
Table 1-10B
Aircraft Delivery, Description, Price and Advance Payments
(BSI Interior)

Airframe Model/MTOW: 737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust: CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]		[***]
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	[***]		[***]
Optional Features:	[***]

Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$0	Base Year Index (ECI):		[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):		[***]

Buyer Furnished Equipment (BFE) Estimate:	$0
Seller Purchased Equipment (SPE) Estimate:	[***]

Option Deposit Paid	[***]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial		Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Number	Escalation*	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	3

[***]
[***]
[***]

COP-54022-1F.TXT		10/10
PA No. 2191 SA-23	Boeing Proprietary	Page 1

CONFIDENTIAL
Attachment A to Letter Agreement 6-1162-KSW-6419R1
[***]

Airframe Model	737-800
Engine Model:	CFM56-7B26
Airframe Price Base Year	[***]
Engine Price Base Year	[***]

Applicable
	Subject	Combined
Delivery	Aircraft	Airframe/Engine
Month and	Serial	Escalation
Year	Number	Provisions	Election Period
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

PA No. 2191 SA23	10/10